UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2013
Date of Report (Date of earliest event reported)

POLY SHIELD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

428 Plaza Real, Suite 419 Boca Raton, FL		33432
(Address of principal executive offices)		(Zip Code)

1 (800) 648-4287
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 12, 2013, Poly Shield Technologies Inc. (the “Company”) entered into two patent assignment agreements (the “Assignment Agreements”) with Rasmus Norling for the assignment of US and European patent applications for a system designed to remove alkali metals from fuel in order to protect gas turbine engines from high temperature corrosion (the “Assigned Patent Applications”).  Under the terms of the Assignment Agreements, Mr. Norling assigned to the Company all of his right, title, interest and ownership in and to the inventions, patents, patents pending and any subsequent patents issued for or relating to the Assigned Patent Applications.

The assignments were made in partial satisfaction of Mr. Norling’s obligation to deliver certain minimum technology rights (the “Minimum Technology Rights”) to the Company under the terms of his employment agreement with the Company (the “Employment Agreement”).  Delivery by Mr. Norling of the remaining Minimum Technology Rights as required under the Employment Agreement remains pending.  Under the terms of the Employment Agreement, Mr. Norling is to be appointed as our Chief Executive Officer.  However, effectiveness of Mr. Norling’s Employment Agreement, and the related effectiveness of Mr. Norling’s appointment as our Chief Executive Officer, remains conditional upon Mr. Norling delivering to us the remaining Minimum Technology Rights.  No additional consideration was paid by us to Mr. Norling for the Assigned Patent Applications.

The foregoing description of the Assignment Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Assignment Agreements attached as Exhibits 10.1 and 10.2 hereto.  A copy of the Company’s news release regarding the Assigned Patent Applications is attached as Exhibit 99.1 hereto.  A description and copy of the Employment Agreement may be found in our current report on Form 8-K filed with the Securities and Exchange Commission on December 11, 2012.

ITEM 2.01        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 12, 2013, the Company acquired rights to US and European patent applications for a system for removing alkali metals from the fuel for gas turbine engines from Rasmus Norling.  A description of the terms under which the Company acquired these patent applications is described in Item 1.01 of this report.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1	U.S. Patent Assignment Agreement dated January 12, 2013 between Rasmus Norling and Poly Shield Technologies Inc.

10.2	European Patent Assignment Agreement dated January 12, 2013 between Rasmus Norling and Poly Shield Technologies Inc.

99.1	News Release dated January 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POLY SHIELD TECHNOLOGIES INC.

Date: January 17, 2013	By:	/s/ Mitchell R. Miller

Name: Mitchell R. Miller
Title: Chief Executive Officer